UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________

FORM 8-K

CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 9, 2019

CHROMADEX CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware	001-37752	26-2940963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10900 Wilshire Blvd. Suite 650, Los Angeles, California 90024
(Address of principal executive offices, including zip code)

(310) 388-6706
 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CDXC	The Nasdaq Capital Market

Item 1.01 Entry into a Material Definitive Agreement.

On May 9, 2019, ChromaDex Corporation (the “Company”) entered into a Note Purchase Agreement (the “Purchase Agreement”) with Winsave Resources Limited (“Winsave”) and Pioneer Step Holdings Limited (“Pioneer”, together with Winsave, the “Purchasers”), pursuant to which the Company agreed to sell and issue convertible promissory notes (the “Notes”) in the aggregate principal amount of $10.0 million to the Purchasers (the “Financing”). The Financing is expected to close on May 17, 2019 and is subject to certain customary closing conditions. The Notes will have a maturity date of 45 days following the date of the closing of the Financing (the “Maturity Date”) and interest will accrue on the Notes at a rate of 5.0% per annum. On the Maturity Date, the Notes will automatically convert into shares of the Company’s Common Stock, par value $0.001 per share (“Common Stock”), at a price per share equal to the lesser of (i) $4.59, or (ii) if one or more Common Stock financings occur on or prior to the Maturity Date, the lowest price per share at which the shares of Common Stock are issued in all such financings. Winsave and Pioneer are each existing stockholders of the Company and as previously disclosed, Pioneer has the right to designate a member of the Company’s board of directors.

In connection with the Financing, also on May 9, 2019, the Company entered into a Registration Rights Agreement with the Purchasers (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, the Company agreed to (i) file one or more registration statements with the Securities and Exchange Commission (the “SEC”) to cover the sale of the shares of Common Stock that are issuable to the Purchasers upon conversion of the Notes (the “Shares”), (ii) use its reasonable best efforts to have all such registration statements declared effective within the timeframes set forth in the Registration Rights Agreement, and (iii) use its commercially reasonable efforts to keep such registration statements effective during the timeframes set forth in the Registration Rights Agreement. In the event that such registration statements are not filed or declared effective within the timeframes set forth in the Registration Rights Agreement, any such effective registration statements subsequently become unavailable, or the Purchasers are unable to sell the Shares because the Company has failed to satisfy the current public information requirement of Rule 144 under the Securities Act of the 1933, as amended (the “Securities Act”), the Company would be required to pay liquidated damages to the Purchasers equal to 1.0% of the aggregate purchase price per month for each default (up to a maximum of 5.0% of such aggregate purchase price).

Oppenheimer & Co. Inc. (the “Placement Agent”) acted as placement agent in connection with the Financing. Pursuant to the terms of an Engagement Letter, dated April 3, 2019, as amended on May 7, 2019, between the Company and the Placement Agent (the “Engagement Letter”), the Company has agreed to pay the Placement Agent (i) upon the closing of the Financing, an aggregate cash fee equal to (A) 5.0% of the aggregate gross proceeds from the Financing generated by the Placement Agent, (B) 2.5% of all other gross proceeds from the Financing, plus (C) the reimbursement of certain expenses, and (ii) a non-creditable quarterly advisory fee of $50,000 beginning on July 1, 2019 with the final quarterly advisory fee payment due on July 1, 2020. The Engagement Letter contains customary representations, warranties, and indemnification of the Placement Agent by the Company.

The Notes and the Shares are not registered under the Securities Act, or any state securities laws. The Company has relied on the exemption from the registration requirements of the Securities Act by virtue of Section 4(a)(2) thereof and Rule 506 of Regulation D thereunder. In connection with the Purchasers’ execution of the Purchase Agreement, the Purchasers represented to the Company that they are each an “accredited investor” as defined in Regulation D of the Securities Act and that the securities to be purchased by them will be acquired solely for their own account and for investment purposes and not with a view to the future sale or distribution.

The foregoing descriptions of the Purchase Agreement and the Registration Rights Agreement are not complete and are qualified in their entirety by reference to the full text of (i) the Purchase Agreement, a copy of which is attached to this Current Report as Exhibit 99.1 and (ii) the Registration Rights Agreement, a copy of which is attached to this Current Report as Exhibit 99.2. On May 9, 2019, the Company also issued a press release announcing the Financing. A copy of the press release is attached as Exhibit 99.3 hereto.

Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, without limitation, statements with respect to the completion, timing and size of the Financing, the expected proceeds from the Financing and the issuance of the Notes and the Shares in connection with the Financing. These forward-looking statements are based upon the Company’s current expectations and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with the satisfaction of customary closing conditions related to the Financing. Additional risks and uncertainties relating to the Company and its business can be found under the caption “Risk Factors” in the Company’s Annual on Form 10-K for the year ended December 31, 2018, as filed with the SEC and other filings submitted by the Company. Forward-looking statements speak only as of the date of this Current Report, and the Company undertakes no duty or obligation to update any forward-looking statements contained in this Current Report as a result of new information, future events or changes in its expectations after the date of this Current Report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Note Purchase Agreement, dated May 9, 2019, by and among the Company and the Purchasers.
99.2	Registration Rights Agreement, dated May 9, 2019, by and among the Company and the Purchasers.
99.3	Press Release dated May 9, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHROMADEX CORPORATION

Dated: May 10, 2019

	By:	/s/ Kevin M. Farr
Name: Kevin M. Farr
Chief Financial Officer